FIRST AMENDMENT TO LOAN AGREEMENT AND STOCK PLEDGE AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND STOCK PLEDGE AGREEMENT (this "Amendment") is made as of this 16TH day of December, 2002 by and between Galaxy Nutritional Foods, Inc., f/n/a Galaxy Foods Company, a Delaware corporation (together with any successor thereto, the "SECURED PARTY") and Morini Investments Limited Partnership, a Delaware limited partnership (the "PLEDGOR"). Terms not expressly defined in this Amendment shall have the meanings ascribed to them in the Pledge Agreement (as defined below).

     WHEREAS, Angelo S. Morini ("MORINI") beneficially owns and controls the Pledgor; and

     WHEREAS, the Secured Party and Morini entered into that certain Loan Agreement dated as of June 15, 1999 (the "LOAN AGREEMENT"), whereby two promissory notes previously delivered to the Secured Party by Morini were modified and consolidated into a new promissory note delivered to the Secured Party by Morini in the principal amount of $12,772,200 (the "NOTE"); and

     WHEREAS, pursuant to the terms of the Loan Agreement and as security for the indebtedness evidenced by the Note (the "INDEBTEDNESS"), the Pledgor and the Secured Party entered into that certain Stock Pledge Agreement dated as June 15, 1999 (the "PLEDGE AGREEMENT"), whereby the Pledgor pledged certain of its shares of the Secured Party's common stock to the Secured Party; and

     WHEREAS, as a result of a scrivener's error, the Loan Agreement and the Pledge Agreement stated an incorrect number of shares of the Secured Party's common stock that secured the Indebtedness; and

     WHEREAS, the Secured Party, Morini and the Pledgor desire to amend the Loan Agreement and the Pledge Agreement to state the correct number of shares of the Secured Party's common stock pledged to the Secured Party to secure the Indebtedness.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties agree as follows:

1. RECITALS. The above recitals are true and correct and are incorporated herein by this reference.

2. AMENDMENTS TO LOAN AGREEMENT AND PLEDGE AGREEMENT.

     (a) Section 2. of the Loan Agreement entitled "SECURITY FOR THE LOAN" is hereby amended by deleting "2,571,429" and inserting in lieu thereof "2,914,286" and by deleting the phrase "the outstanding principal balance of" from such Section.

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     (b)  Paragraph  3.  of  the  section  in  the  Pledge  Agreement   entitled
"BACKGROUND", is hereby amended by deleting "2,571,429" and inserting in lieu thereof "2,914,286".

3. FULL FORCE AND EFFECT. All other provisions of the Pledge Agreement shall remain in full force and effect, unaltered except as expressly provided above, and this Amendment shall not be deemed a novation.

4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year written above.

                                        GALAXY  NUTRITIONAL FOODS, INC.,
                                        a Delaware corporation

                                        By: /s/ Angelo S. Morini
                                            -----------------------------
                                        Name: Angelo S. Morini
                                              ---------------------------
                                        Title: Chair., Pres. & CEO
                                               --------------------------


                                        MORINI INVESTMENTS LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By: Morini Investments, LLC, a
                                            Delaware limited liability company,
                                            its General Partner


                                        By: /s/ Angelo S. Morini
                                            -----------------------------
                                            Angelo S. Morini
                                            President

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